POWER OF ATTORNEY

      Know all by these presents, that the undersigned hereby

constitutes and appoints each of Walter P. Mascherin, Doug Keith and Christopher Romaine or any one of them signing singly, and with full power of substitution, the undersigned's true and

lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned Forms 3, 4, and

5 and Schedules 13D or 13G, including amendments thereto,

relating to the securities of Fortegra Financial Corporation

(the "Company") in accordance with Section 16(a) and Section 13 of the Securities Exchange Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 or Schedule 13D or 13G,

complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-

fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the

documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such

attorney-in-fact may approve in such attorney-in-fact's

discretion.

      The undersigned hereby grants to each such attorney-in-

fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein

granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of

substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's

substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming,

any of the undersigned's responsibilities to comply with Section

16 or Section 13 of the Securities Exchange Act of 1934.

      This Power of Attorney shall remain in full force and

effect until the undersigned is no longer required to file Forms

3, 4, and 5 and Schedules 13D or 13G with respect to the

undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of

Attorney to be executed as of this 28th day of March 2013.

/s/ Steve Wood

Signature

Steve Wood

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